UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 _____________________________________________
 Current Report
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 28, 2018
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MPLX LP
(Exact name of registrant as specified in its charter)
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Delaware	001-35714	27-0005456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 E. Hardin Street Findlay, Ohio	45840
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(419) 421-2414
(Former name or former address, if changed since last report.)
 _____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 28, 2018, the Board of Directors (the “Board”) of MPLX GP LLC (the “General Partner”), the general partner of MPLX LP (the “Partnership”), adopted and approved the MPLX LP 2018 Incentive Compensation Plan (“MPLX 2018 Plan”).  The MPLX 2018 Plan will become effective on March 15, 2018 and will continue in effect until February 28, 2028, unless earlier terminated by the Board. The MPLX 2018 Plan will, upon its effectiveness, replace the existing MPLX LP 2012 Incentive Compensation Plan.

The MPLX 2018 Plan authorizes the Board to grant unit options, unit appreciation rights, restricted units and phantom units, distribution equivalent rights, unit awards, profits interest units, performance units and other unit-based awards to the employees, officers and directors of the General Partner, the Partnership or any of their affiliates, including Marathon Petroleum Corporation (“MPC”), the Partnership’s sponsor and the parent company of the General Partner. The named executive officers of the General Partner and MPC are eligible for awards under the MPLX 2018 Plan.  No more than 16 million common units representing limited partnership interests in the Partnership (“Common Units”) may be delivered under the MPLX 2018 Plan. Common Units delivered pursuant to an award granted under the MPLX 2018 Plan may be newly issued Common Units or acquired in the open market or from any other person, including an affiliate of the Partnership, as determined by the Board.

The foregoing summary does not purport to be complete and is qualified by reference to the full text of the MPLX 2018 Plan, which is filed as Exhibit 10.1 hereto.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

10.1	MPLX LP 2018 Incentive Compensation Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPLX LP

	By:	MPLX GP LLC, its General Partner

Date: March 5, 2018	By:	/s/ Molly R. Benson
Name: Molly R. Benson
Title: Vice President, Corporate Secretary and Chief Compliance Officer